UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         October 16, 2014 (June 4, 2014)
                Date of Report (Date of earliest event reported)


                                 DataJack, Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                       000-31757                   90-0781437
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)
                  5400 Carillon Point, Building 5000, 4th Floor
                           Kirkland, Washington 98033
           (Address of principal execute offices, including zip code)

                                 (972) 361-1980
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On June 4, 2014, DataJack, Inc. (the "Company") entered into and closed a Membership Interest Purchase Agreement to acquire all of the outstanding membership interests of TelBill Holdings, LLC, a Washington limited liability company ("TelBill") from Paris W. Holt (the "Acquisition").

     On June 10, 2014, the Company filed a Current Report on Form 8-K regarding the Acquisition and stated that the financial statements required under Item
9.01 of Form 8-K would be filed as an amendment to the initial Current Report on Form 8-K. This amended Current Report on Form 8-K contains audited and consolidated financial statements of TelBill.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

     Audited financial statements of TelBill for the fiscal years ended December 31, 2012 and 2013 and unaudited consolidated financial statements of TelBill and the Company for the three month periods ended December 31, 2013 and March 31, 2014 are attached hereto as Exhibit 99.1.

(d) Exhibits

    99.1 Audited financial statements of TelBill Holdings, LLC for the fiscal years ended December 31, 2012 and 2013 and unaudited consolidated financial statements of TelBill Holdings LLC and Datajack, Inc. for the three month periods ended December 31, 2013 and March 31, 2014.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2014                       DataJack, Inc.
                                             (Registrant)


                                             By: /s/ Paris W. Holt
                                                --------------------------------
                                                Paris W. Holt
                                                Chief Executive Officer

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